Performance Management - PRIMECAP Odyssey Discovery ETF	Jun. 20, 2026
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance
Performance Narrative [Text Block]
The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available by calling 1-800-729-2307 or visiting the Fund’s website, www.primecap.com.

Performance One Year or Less [Text]	The Fund is new and therefore does not have performance history for a full calendar year.
Performance Availability Website Address [Text]	www.primecap.com
Performance Availability Phone [Text]	1-800-729-2307